EXHIBIT 10.2


                      AMENDMENT #1 TO EMPLOYMENT AGREEMENT
                                 BY AND BETWEEN
                       MEDICAL INDUSTRIES OF AMERICA, INC.
                                       AND
                                 JOHN E. HAINES


      THIS AMENDMENT is entered into this __th day of July, 1999 with respect to that certain Employment Agreement (the "AGREEMENT") as executed by and between Medical Industries of America, Inc., a Florida corporation (the "COMPANY") and John E. Haines ("EMPLOYEE") on July ___, 1999.

            WHEREAS, the Company and Employee have entered into the Agreement to engage Employee as its Senior Vice President in charge of the Company's technology markets and President of CCI;

            WHEREAS, the Agreement has a Commencement Date (the "COMMENCEMENT DATE") as of the effectiveness of that certain Stock Exchange Agreement by and between the Company and CyberCare, Inc. a Georgia corporation ("CCI").

            WHEREAS,   the  two  parties  are  desirous  of  accelerating  the
Commencement Date of the Agreement;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Employee agree as follows:

                                    ARTICLE I

                                COMMENCEMENT DATE

            1.1 The meaning of Commencement Date as used in the Agreement shall be that date on which Employee establishes permanent domicile in Palm Beach County and presents himself for full time service and employment at the principal place of business of the Company.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    MEDICAL INDUSTRIES OF AMERICA, INC.
                                    a Florida corporation

                                    By:________________________________
                                    Title: ____________________________

                                    EMPLOYEE

                                    ___________________________________
                                    John E. Haines



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